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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                            October 20, 2003
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                CNF Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
       jurisdiction of        File Number)        Identification
         incorporation or                              Number)
         organization)

           3240 Hillview Avenue, Palo Alto, California  94304
          ---------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 494-2900





ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2003, CNF Inc. issued the press release attached hereto, which is being furnished to the U.S. Securities and Exchange Commission.





                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CNF Inc.
                        ------------
                        (Registrant)

October 20, 2003        /s/Chutta Ratnathicam
                        -----------------------
                        Chutta Ratnathicam
                        Chief Financial Officer



                        EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99                  Earnings release issued on October 20, 2003.